Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 29, 2025, is by and among ZOOZ Power Ltd., an Israeli company (the “Company”), and each investor signatory hereto (each, a “Holder” and collectively, together with its respective permitted assigns, the “Holders”).

RECITALS

A. In connection with the Securities Purchase Agreement by and between the parties hereto, dated as of the date hereof (the “Securities Purchase Agreement”), the Company is selling to Holder, and Holder is purchasing from the Company, upon the terms and subject to the conditions stated in the Agreement, (i) ordinary shares of the Company (the “Shares”), par value NIS 0.00286 per share (the “Ordinary Shares”), and, if applicable, (ii) pre-funded warrants to acquire Ordinary Shares (the “Warrants”) in lieu of Shares and (iii) warrants to acquire Ordinary Shares. The Ordinary Shares issued or issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares”.

B. This Agreement is entered into pursuant to the Securities Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York and in the State of Israel are authorized or required by law to remain closed, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York or in the State of Israel are generally open for use by customers on such day

(b) “Effectiveness Period” means the period ending on the date on which all Registrable Securities have been resold by each Holder.

(c) “Filing Date” means the date that is ten (10) Business Days after the Closing (as defined in the Securities Purchase Agreement).

(d) “Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

(e) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(f) “Outside Effectiveness Date” means the date that is 30 days after the date on which a Registration Statement is filed with the SEC (or, in the event the SEC reviews and has written comments to a Registration Statement, the date that is 60 days after the date on which a Registration Statement is filed with the SEC).

(g) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act of 1933, as amended (the “1933 Act”), and pursuant to Rule 415 thereunder, and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(h) “Registrable Securities” means the Warrant Shares and the Shares and any Ordinary Shares issued or issuable with respect to such shares or the Warrants as a result of any share split or subdivision, share dividend, recapitalization, exchange or similar event. Registrable Securities of a Holder shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of (i) the date all Registrable Securities have been resold by such Holder and (ii) the date all Registrable Securities are eligible for resale by such Holder under Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

(i)  “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

(j) “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration.

(k) “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(l) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2. Mandatory Registration.

(a) Initial Registration.

(i) No later than the Filing Date, the Company shall prepare and file with the SEC an Initial Registration Statement to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 (or any successor or similar provision adopted by the SEC then in effect) on the terms and conditions specified in this Section 2(a) and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof. The Registration Statement filed with the SEC pursuant to this Section 2(a) shall be on Form F-3 or, if Form F-3 is not then available to the Company, on Form F-1 or such other form of registration then available to effect a statement as registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a prospectus in such form as to permit the Holders to sell such Registrable Securities pursuant to Rule 415 (or any successor or similar provision adopted by the SEC then in effect) beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2(a) shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use commercially reasonable efforts to maintain a shelf Registration Statement on Form F-3 as long as eligible to do so under SEC rules and so long as any Registrable Securities remain outstanding.

(ii) If the Initial Registration Statement has not been declared effective by the Outside Effectiveness Date, the Holders may, at the Company’s sole cost and expense, either (A) direct the Company to prepare, file a new Registration Statement covering all then-outstanding Registrable Securities, or (B) enforce the remedies set forth in Section 2(d) (Liquidated Damages and Make-Whole Payments).

 (iii) Each registration statement filed under this Section 2(a) shall permit resale of all Registrable Securities by any method or combination of methods legally available under Rule 415. In furtherance of this right, the Company hereby grants the Holders the standalone right to prepare, file and distribute any free-writing prospectus (as defined in Rule 433) or electronic roadshow presentation, ether containing historical or forward-looking information, subject only to the legend, filing and confidentiality requirements of Rule 433, if then eligible.

(iv) The Company shall use commercially reasonable efforts to keep effective each Registration Statement filed pursuant to this Section 2(a), and to file all required post-effective amendments, prospectus supplements and other documents to the extent necessary to ensure that such Registration Statement remains available for the resale of all the Registrable Securities held by the Holders until such time that there are no Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2(a), the Company shall notify the Holders of the effectiveness of such Registration Statement.

(v) Compliance with Law. When effective, a Registration Statement filed pursuant to this Section 2(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the 1933 Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

(b) Allowable Delays. On no more than two occasions and, on each occasion, for not more than thirty (30) consecutive days, or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any prospectus included in any Registration Statement, in the event that the Company determines in good faith that such delay or suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that, the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(c) Rule 415. Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or a new Registration Statement, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form F-3 or, if Form F-3 is not then available to the Company, on Form F-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities; provided, however, that prior to filing such amendment or new Registration Statement, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(d) Liquidated Damages and Make-Whole Payments. If (i) the Initial Registration Statement has not been filed by the Filing Date, (ii) the Initial Registration Statement has not been declared effective by the Outside Effectiveness Date, (iii) any new Registration Statement has not been filed within ten (10) Business Days after the necessity therefor arises, (iv) any new Registration Statement has not been declared effective by the Outside Effectiveness Date or (v) after any Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay, or, if the Registration Statement is on Form F-1 or S-1, for a period of 20 days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 20-F or 10-K, then, as liquidated damages and not a penalty:

i.  For each week (or part thereof) that the effectiveness is delayed beyond the Outside Effectiveness Date, and up to four (4) weeks, the Company shall pay each Holder then holding Registrable Securities registered pursuant to the applicable Registration Statement an amount equal to 0.25% per week (capped at 1.0% total) of the aggregate amount paid pursuant to the Securities Purchase Agreement by such Holder for the Registrable Securities then held by such Holder (including any amount paid for the Warrants, if applicable) (“Liquidated Damages”).

ii.  For any delay beyond four (4) weeks, the Company shall pay each Holder interest on the Liquidated Damages at the rate of 2.00% per annum, accruing daily from the date immediately after the fourth week of delay until the date of effectiveness of the Registration Statement (the “Make-Whole Payment”), it being understood that in no event shall the aggregate amount of Make-Whole Payments exceed, in the aggregate, 7.00% of the aggregate amount invested by a Holder for the Registrable Securities.

All payments under this Section shall be made within five (5) Business Days after the Company receives written demand therefor and shall be payable in cash. Notwithstanding the foregoing, (A) no Liquidated Damages or Make-Whole Payments shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages or Make-Whole Payments accruing prior to the expiration of the Effectiveness Period), (B) no Liquidated Damages or Make-Whole Payments shall accrue or be payable with respect to any reduction in the number of Registrable Securities to be included in a Registration Statement due to the application of Rule 415 as set forth in Section 2(c), and (C) no Liquidated Damages or Make-Whole Payments shall accrue or be payable with respect to any Allowed Delays or a suspension as described in Section 2(b).

3. Related Obligations.

The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall notify each Holder of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission.

(b) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment.

(c) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(d) Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e) The Company shall use its reasonable best efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each other securities exchange and trading system (if any) on which similar securities issued by the Company are then listed.

(f) The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the Registration Statement.

(g) In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 under the Exchange Act.

(h) With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell Ordinary Shares to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; (iii) furnish electronically to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 20-F, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4. Obligations of the Holders.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, each Holder shall provide a completed Investor Questionnaire in the form attached hereto as Exhibit A in connection with the registration of the Registrable Securities. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. If the Company has not received such completed Investor Questionnaire from an Investor within three (3) Business Days of the Company’s anticipated filing date, the Company may file the Registration Statement without including such Investor’s Registrable Securities.

(b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(b) or the first sentence of 3(a), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(b) or the first sentence of Section 3(a) or receipt of notice that no supplement or amendment is required.

(d) Each Holder agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the applicable Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act.

5. Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions and all similar fees and commissions relating to the Holders’ disposition of the Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 shall be paid by the Company.

6. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each Person who controls such Holder (within the meaning of the 1933 Act) from and against all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable attorneys’ fees) (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, “Claims”), resulting from any untrue or alleged untrue statement of any material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as the Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such filing in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein.

(b) Each Holder agrees to indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the 1933 Act) from and against Claims resulting from any untrue statement of any material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such Claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement includes a statement or admission of fault or culpability on the part of such indemnified party or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partners, stockholders or members, employees, agents, investment advisors or controlling person of such indemnified party and shall survive the transfer of Registrable Securities. The Company and each Holder of Registrable Securities participating in a registration also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

(e) If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Claims, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Claims (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also to reflect the relative fault of the indemnifying party or parties on the other hand in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or related to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action.

7. Assignment of Registration Rights.

(a) The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Holders holding a majority of the Registrable Securities then outstanding (determined as if all of the Warrants then outstanding have been exercised without regard to any limitations on the exercise of such Warrants); provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received or receivable by the Holder in connection with such transaction unless such securities are otherwise freely tradable by the Holder after giving effect to such transaction.

(b) The Holder may assign or delegate its rights, duties or obligations under this Agreement, in whole or in part, to any Person to whom it transfers not fewer than 5.0% of the Registrable Securities it then holds, provided that such Registrable Securities remain Registrable Securities following such transfer and such Person agreed to become bound by the terms and provisions of this Agreement in accordance herewith.

(c) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 7 shall be null and void.

8. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities (determined as if all of the Warrants then outstanding have been exercised without regard to any limitations on the exercise of such Warrants). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

9. Miscellaneous.

(a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities or the Warrants exercisable for such Registrable Securities, as applicable. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt of the intended recipient or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed to the Company at:

If to the Company:

ZOOZ Power Ltd.

4B Hamelacha St. Lod 7152008 Israel

Attention: Avi Cohen, Executive Chairman

Telephone: [***]

Email: [***]

With a copy (for informational purposes only) to:

 Shibolet & Co.

4 Yitzhak Sadeh St. Tel Aviv 6777504

Attention: Ofer Ben-Yehuda; Ivor Krumholtz

Telephone: +972-3-3075030

Email: O.Ben-Yehuda@shibolet.com;

I.Krumholtz@shibolet.com

And

Cooley LLP

55 Hudson Yards

New York, NY 10001

Attention: Daniel I. Goldberg; Katie Kazem

Email: DGoldberg@cooley.com; kkazem@cooley.com

If to the Holders, to its mailing address and/or email address set forth in the Securities Purchase Agreement or otherwise provided to the Company.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) This Agreement and the instruments referenced herein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof.

(g) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Section 6 hereof.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i) This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused its signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: ZOOZ Power Ltd.

By:
Name:
Title:

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder:

By:
Name:

Exhibit A

Investor Questionnaire

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.	Name.

(a)	Full Legal Name of Investor

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Investor:

Telephone: ________________________________________________________________________________
E-Mail: _____________________________________________________________________
Contact Person: _____________________________________________________________________

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Investor.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Investor:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: ______________________________________	Beneficial Owner: _________________________________

	By:	_______________________________________
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE TO: MIANNONE@COOLEY.COM